-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2002


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-73712                 95-4596514
----------------------------         ------------          -------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


       4500 Park Granada
     Calabasas, California                                        91302
     ---------------------                                      ----------
     (Address of Principal                                      (Zip Code)
       Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

         Filing of Certain Materials

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-2 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               8.1  Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters.

----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 19, 2002 and prospectus supplement dated June 19, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-2.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By: /s/ Celia Coulter
                                            ----------------------------
                                        Name:   Celia Coulter
                                        Title:  Vice President



     Dated: June 28, 2002

Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

  8.1       Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters      5